UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2003

Coddle Creek Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-23465	56-2045998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1117, 347 South Main Street, Mooresville, NC	28115-2453
(Address of Principal Executive Offices)	(Zip Code)

(704 664-4888

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Item 7. Exhibits

99(a) – Press Release dated April 22, 2003

Item 9. Regulation FD Disclosure (Disclosing information pursuant to Item 12 of Form 8-K, Results of Operations and Financial Conditions).

(a)	On April 22, 2003, Coddle Creek Financial Corp. issued a press release to announce its earnings for the quarter ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99(a) and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODDLE CREEK FINANCIAL CORP.

Date: April 22, 2003	By:	/s/ GEORGE W. BRAWLEY
George W. Brawley, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release dated April 22, 2003